EXHIBIT 10.19

                            PATENT SECURITY AGREEMENT
                            -------------------------
                          (Global Network Assets, LLC)

         THIS PATENT SECURITY AGREEMENT ("Agreement") is between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") among Savvis Communications Corporation, a Delaware corporation and Secured Party.


                                R E C I T A L S:
                                 ---------------

         A.     Debtor and Secured Party have entered into that certain
Security Agreement dated as of March 18, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Patents and Patent Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1) each Patent and each application for a Patent ("Patent Application"), including, without limitation, each Patent and Patent Application referred to in Schedule 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

                  (2) each Patent License, including, without limitation, each Patent License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Patent or Patent License, including, without limitation, any Patent or Patent License referred to in Schedule 1 annexed hereto, and any Patent issued pursuant to a Patent Application referred to in Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

                                     DEBTOR:
                                     ------
                                     GLOBAL NETWORK ASSETS, LLC,
                                     a Delaware limited liability company


                                     By: /s/ David J. Frear
                                        ---------------------------------------
                                     Name:  David J. Frear
                                     Title: President

                                     SECURED PARTY:
                                     -------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a Delaware corporation, as Agent


                                     By: /s/ Robert Wotten
                                        ---------------------------------------
                                     Name:  Robert Wotten
                                     Title: Vice President

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Virginia          )

                           )

COUNTY OF Fairfax          )

         This instrument was acknowledged before me this 13th day of March, 2002, by David J. Frear, as President of Global Network Assets, LLC, a Delaware limited liability company, on behalf of such limited liability company.

                                          /s/ Tracey Guyan
                                          -------------------------------------
         {Seal}                           Notary Public in and for the State of
                                              Virginia
My commission expires: 8/31/03





STATE OF Connecticut       )

                           )

COUNTY OF Fairfield        )

         This instrument was acknowledged before me this 15th day of March, 2002, by Robert Wotten, as Vice President of General Electric Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.

                                          /s/ Delythe Eugenie Lowry
                                          -------------------------------------
         {Seal}                           Notary Public in and for the State of
                                              Connecticut

My commission expires: 8/31/05

                                   Schedule 1
                                       to
                            Patent Security Agreement
                            -------------------------

                                     PATENTS
                                     -------

None.


                                 PATENT LICENSES
                                 ---------------

None.